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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2004


                          PARAGON FINANCIAL CORPORATION
                          -----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                    DELAWARE
                                    --------
                 (State Or Other Jurisdiction of Incorporation)



      000-27437                                             94-3227733
      ---------                                             ----------
(Commission File No.)                               (IRS Identification Number)





5000 SAWGRASS VILLAGE CIRCLE, PONTE VEDRA BEACH, FLORIDA               32082
--------------------------------------------------------               -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (Zip Code)



                                 (904) 285-0000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       On February 2, 2004, Registrant issued a press release announcing that the holders of the Registrant's outstanding Convertible Notes agreed to amend the maturity date of the Convertible Notes to December 31, 2004. All other terms of the Convertible Notes remained unchanged. A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

       The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

       Exhibit 99.1 Press Release, dated February 2, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 2004

PARAGON FINANCIAL CORPORATION


By: /s/ SCOTT L. VINING
-----------------------
Name:  Scott L. Vining
Title: Chief Financial Officer & Treasurer